Exhibit 10.2

AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT

AMENDMENT NO. 1 (this “Amendment”), dated as of December 15, 2017, is entered into among CVS Health Corporation, a Delaware corporation (the “Borrower”), The Bank of New York Mellon, as Administrative Agent and the Lenders party hereto (the “Consenting Lenders”). Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement (as defined below).

WHEREAS, the Borrower, the Lenders party thereto, the Co-Syndication Agents and Co-Documentation Agents and The Bank of New York Mellon, as Administrative Agent, entered into that certain 364-Day Credit Agreement, dated as of May 18, 2017 (the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 11.1 of the Credit Agreement, the parties hereto hereby agree as follows:

1. Amendments. The Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended to add the following definitions in appropriate alphabetical order to read as follows:

“Acquisition Agreement”: that certain Agreement and Plan of Merger, dated as of December 3, 2017, by and among the Borrower, Merger Sub and Aetna, as amended, amended and restated, supplemented or otherwise modified from time to time.

“Acquisition Closing Date”: the date of the consummation of the Aetna Acquisition.

“Acquisition Indebtedness”: unsecured indebtedness in an aggregate principal amount not exceeding $49,000,000,000, issued or borrowed by the Borrower for the purpose of financing the Aetna Acquisition (including all of the transactions costs, fees, commissions and expenses in connection therewith) and which is redeemable or prepayable if the Aetna Acquisition is not consummated.

“Aetna”: Aetna Inc., a Pennsylvania corporation.

“Aetna Acquisition”: the acquisition by the Borrower, through Merger Sub, of all of the equity interests in Aetna pursuant to the Acquisition Agreement.

“CVS Bridge Facility”: if entered into by the Borrower, the Borrower’s senior unsecured 364-day term loan facility for loans in an aggregate principal amount not to exceed $49.0 billion, the proceeds of which will be used to fund, in part, the Aetna Acquisition, including paying all related fees, commissions and expenses.

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“CVS Bridge Facility Commitment Letter”: the commitment letter dated as of December 3, 2017 (together with all exhibits, schedules and annexes thereto) among the Borrower, Barclays Bank PLC, Goldman Sachs Bank USA, Goldman Sachs Lending Partners LLC, Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and any other Persons that may become parties thereto, relating to the CVS Bridge Facility.

“Merger Sub”: Hudson Merger Sub Corp., a Pennsylvania corporation and a wholly owned Subsidiary of the Borrower.

“Threshold Amount”: prior to the later of (x) the termination or other expiration of the CVS Bridge Facility Commitment Letter in accordance with its terms and (y) the termination or other expiration of the CVS Bridge Facility if it is entered into, $250,000,000, and at all other times $200,000,000.

(b) Section 4.10 of the Credit Agreement is hereby amended by adding to the end thereof the following proviso:

; provided, that at any time that the representations set forth in this Section 4.10 are made on or prior to the Acquisition Closing Date, with respect to any such information relating to Aetna and its subsidiaries (and its and their respective businesses) such representations are made to the best of the Borrower’s knowledge.

(c) Section 8.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

8.1	Subsidiary Indebtedness

Permit the Indebtedness of all Subsidiaries (excluding Indebtedness under capital leases incurred in connection with a sale leaseback transaction) to exceed (on a combined basis) 15% of Net Tangible Assets (the “Net Tangible Assets Test”); provided that, on and following the Acquisition Closing Date until such time as the Borrower is in compliance with the Net Tangible Assets Test (without giving effect to clause (x) below), (x) any Indebtedness of Aetna and its Subsidiaries existing as of the Acquisition Closing Date (but excluding any increase, refinancing or replacement thereof, in each case on and following the Acquisition Closing Date, (the “Aetna Existing Indebtedness”)) shall not be included as Indebtedness for purposes of this Section 8.1 and (y) the Indebtedness of all Subsidiaries (excluding the Aetna Existing Indebtedness and other Indebtedness under capital leases incurred in connection with a sale leaseback transaction) shall not at any time exceed $900,000,000 in the aggregate.

(d) Section 8.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

8.5	Acquisitions

Make any Acquisition, or permit any of the Subsidiaries so to do, except any one or more of the following: (a) Acquisitions by the Borrower or any of the Subsidiaries in connection with Intercompany Dispositions not prohibited by Section 8.3, (b) the Aetna Acquisition, and (c) Acquisitions by the Borrower or any of the Subsidiaries, provided that immediately before and after giving effect to each such Acquisition made pursuant to this clause (c), no Event of Default shall or would exist.”

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(e) Section 8.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

8.9	Ratio of Consolidated Indebtedness to Total Capitalization

Permit its ratio of Consolidated Indebtedness to Total Capitalization at the end of any fiscal quarter to exceed 0.60:1.00; provided that (a) from the Acquisition Closing Date through and including the fiscal quarter ending September 30, 2019, the Borrower will not permit its ratio of Consolidated Indebtedness to Total Capitalization at the end of any fiscal quarter to exceed 0.65:1.00, and (b) until the earliest of (x) the occurrence of the Acquisition Closing Date, (y) the date that is 30 days following the termination of the Acquisition Agreement in accordance with its terms and (z) August 31, 2019, solely for purposes of calculating compliance with this Section 8.9, Consolidated Indebtedness and Total Capitalization shall each be calculated exclusive of any Acquisition Indebtedness.

(f) Section 9.1(g) of the Credit Agreement is hereby amended by replacing the numerical threshold of “$125,000,000” set forth therein with the phrase “the Threshold Amount”.

(g) Section 9.1(k) of the Credit Agreement is hereby amended by replacing the numerical threshold of “$125,000,000” set forth therein with the phrase “the Threshold Amount”.

(h) Section 9.1(m) of the Credit Agreement is hereby amended by replacing the numerical thresholds of “$125,000,000” set forth therein with the phrase “the Threshold Amount”.

2. Condition Precedent. This Amendment shall become effective on and as of the date hereof (the “Amendment No. 1 Effective Date”) upon the receipt by the Administrative Agent, of counterparts of this Amendment executed by the Borrower and Consenting Lenders constituting Required Lenders.

3. Representations and Warranties.

(a) The Borrower hereby represents and warrants as follows:

(i) The Borrower has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment.

(ii) This Amendment has been duly executed and delivered by the Borrower and constitutes the valid and legally binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles relating to the availability of specific performance as a remedy.

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(iii) No consent or approval of, or other action by, shareholders of the Borrower, any Governmental Authority, or any other Person (which has not already been obtained) is required to authorize in respect of the Borrower, or is required in connection with, the execution, delivery, and performance by the Borrower of this Amendment or is required as a condition to the enforceability of this Amendment against the Borrower.

(b) The Borrower represents and warrants to the Lenders that (i) the representations and warranties of the Borrower set forth in Section 4 of the Credit Agreement are true and correct in all material respects as of the date hereof with the same effect as if made on the date hereof (provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse” or similar language shall be true and correct (after giving effect to any qualification therein), except to the extent such representations and warranties expressly relate solely to an earlier date which were true and correct in all material respects or in all respects, as applicable, on such earlier date and (ii) no event has occurred and is continuing which constitutes a Default.

4. Miscellaneous.

(a) Except as amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect.

(b) On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document.

(c) This Amendment may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged. A set of the copies of this Amendment signed by all of the parties hereto shall be lodged with each of the Borrower and the Administrative Agent. Delivery of an executed counterpart of a signature page of this Amendment by fax or other electronic means (e.g., “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

(d) This Amendment and the rights and obligations of the parties thereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[signature pages follow]

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The parties have caused this Amendment to be duly executed as of the date first written above.

CVS HEALTH CORPORATION

By:	/s/ Carol A. DeNale
Name:	Carol A. DeNale
Title:	Sr. Vice President & Treasurer

THE BANK OF NEW YORK MELLON, as Administrative Agent and a Lender

By:
Name:	Clifford A. Mull
Title:	Director

[Amendment No. 1 to 364-Day Credit Agreement]

The parties have caused this Amendment to be duly executed as of the date first written above.

CVS HEALTH CORPORATION

By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as Administrative Agent and a Lender

By:	/s/ Clifford A. Mull
Name:	Clifford A. Mull
Title:	Director

[Amendment No. 1 to 364-Day Credit Agreement]

The undersigned Lender herby consents to Amendment No. 1 to the Credit Agreement.

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By:	/s/ Raymond Qiao
Name:	Raymond Qiao
Title:	Chief Lending Officer

[Amendment No. 1 to 364-Day Credit Agreement]

The undersigned Lender herby consents to Amendment No. 1 to the Credit Agreement.

FIFTH THIRD BANK, as a Lender

By:	/s/ Todd S. Robinson
Name:	Todd S. Robinson
Title:	VP

[Amendment No. 1 to 364-Day Credit Agreement]

The undersigned Lender herby consents to Amendment No. 1 to the Credit Agreement.

MIZUHO BANK, LTD., as a Lender

By:	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Authorized Signatory

[Amendment No. 1 to 364-Day Credit Agreement]

The undersigned Lender herby consents to Amendment No. 1 to the Credit Agreement.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Gordon MacArthur
Name:	Gordon MacArthur
Title:	Authorized Signatory

[Amendment No. 1 to 364-Day Credit Agreement]

The undersigned Lender herby consents to Amendment No. 1 to the Credit Agreement.

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

[Amendment No. 1 to 364-Day Credit Agreement]

The undersigned Lender herby consents to Amendment No. 1 to the Credit Agreement.

SUNTRUST BANK, as a Lender

By:	/s/ Johnetta Bush
Name:	Johnetta Bush
Title:	Director

[Amendment No. 1 to 364-Day Credit Agreement]

The undersigned Lender herby consents to Amendment No. 1 to the Credit Agreement.

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Chris Lam
Name:	Chris Lam
Title:	Authorized Signatory

[Amendment No. 1 to 364-Day Credit Agreement]

The undersigned Lender herby consents to Amendment No. 1 to the Credit Agreement.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Brian McNany
Name:	Brian McNany
Title:	Director

[Amendment No. 1 to 364-Day Credit Agreement]

The undersigned Lender herby consents to Amendment No. 1 to the Credit Agreement.

JPMORGAN CHASE BANK, N.A., as a Co-Documentation Agent and a Lender

By:	/s/ Vanessa Chiu
Name:	Vanessa Chiu
Title:	Executive Director

[Amendment No. 1 to 364-Day Credit Agreement]

The undersigned Lender herby consents to Amendment No. 1 to the Credit Agreement.

BANK OF AMERICA, N.A., as a Co-Syndication Agent and a Lender

By:	/s/ Carlos J. Medina
Name:	Carlos J. Medina
Title:	Director

[Amendment No. 1 to 364-Day Credit Agreement]

The undersigned Lender herby consents to Amendment No. 1 to the Credit Agreement.

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Marianne T. Meil
Name:	Marianne T. Meil
Title:	Sr. Vice President

[Amendment No. 1 to 364-Day Credit Agreement]

The undersigned Lender herby consents to Amendment No. 1 to the Credit Agreement.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ William P. Herold
Name:	William P. Herold
Title:	Vice President

[Amendment No. 1 to 364-Day Credit Agreement]

The undersigned Lender herby consents to Amendment No. 1 to the Credit Agreement.

SANTANDER BANK, N.A., as a Lender

By:	/s/ Andres Barbosa
Name:	Andres Barbosa
Title:	Executive Director

[Amendment No. 1 to 364-Day Credit Agreement]

The undersigned Lender herby consents to Amendment No. 1 to the Credit Agreement.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Joyce P. Dorsett
Name:	Joyce P. Dorsett
Title:	Senior Vice President

[Amendment No. 1 to 364-Day Credit Agreement]

The undersigned Lender herby consents to Amendment No. 1 to the Credit Agreement.

BARCLAYS BANK PLC, as a Co-Documentation Agent and a Lender

By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Director

[Amendment No. 1 to 364-Day Credit Agreement]

The undersigned Lender herby consents to Amendment No. 1 to the Credit Agreement.

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as a Lender

By:	/s/ Pinyen Shih
Name:	Pinyen Shih
Title:	ED

By:	/s/ Hsiwei Chen
Name:	Hsiwei Chen
Title:	VP

[Amendment No. 1 to 364-Day Credit Agreement]

The undersigned Lender herby consents to Amendment No. 1 to the Credit Agreement.

TD BANK, N.A., as a Lender

By:	/s/ Uk-Sun Kim
Name:	Uk-Sun Kim
Title:	Senior Vice President

[Amendment No. 1 to 364-Day Credit Agreement]

The undersigned Lender herby consents to Amendment No. 1 to the Credit Agreement.

WELLS FARGO BANK, N.A., as a Co-Syndication Agent and a Lender

By:	/s/ Chris Johnson
Name:	Chris Johnson
Title:	Director

[Amendment No. 1 to 364-Day Credit Agreement]